MARSHALL INDUSTRIES

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Marshall Industries' previously filed Registration Statements on Form S-8, File Numbers 33-1587 and 33-82510.

                         ARTHUR ANDERSEN LLP

 Los Angeles, California
 August 26, 1998